Exhibit 10.1

DATED     8 May 2018

AMTRUST CORPORATE CAPITAL LIMITED
AMTRUST CORPORATE MEMBER LIMITED
AMTRUST CORPORATE MEMBER TWO LIMITED
ANV CORPORATE NAME LIMITED
as Corporate Members
- and -

AMTRUST INTERNATIONAL INSURANCE, LTD.
as Account Party
- and -
AMTRUST FINANCIAL SERVICES, INC.
as Guarantor
- and -
THE BANKS AND FINANCIAL INSTITUTIONS
LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT
as Original Banks
- and -
ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON
BRANCH AND BANK OF MONTREAL, LONDON BRANCH
as Mandated Lead Arrangers
- and -
ING BANK N.V., LONDON BRANCH
as Bookrunner, Agent, Issuing Bank and Security Trustee

SECOND AMENDMENT AGREEMENT RELATING TO A CREDIT FACILITY AGREEMENT

THIS AGREEMENT dated      8 May 2018 is made
BETWEEN:

(1)	AMTRUST CORPORATE CAPITAL LIMITED, a company incorporated in England under registered number 08128684 whose registered office is at 2 Minster Court, Mincing Lane, London EC3R 7BB (“ACCL”);

(2)	AMTRUST CORPORATE MEMBER LIMITED, a company incorporated in England under registered number 03621278 whose registered office is at 1 Great Tower Street, London EC3R 5AA (“ACML”);

(3)	AMTRUST CORPORATE MEMBER TWO LIMITED, a company incorporated in England under registered number 05264527 whose registered office is at 1 Great Tower Street, London EC3R 5AA (“ACM2L”);

(4)	ANV CORPORATE NAME LIMITED, a company incorporated in England under registered number 06705037 whose registered office is at 4th floor, 1 Minster Court, Mincing Lane, London EC3R 7AA (“ANV”);

(5)
AMTRUST INTERNATIONAL INSURANCE, LTD., a company incorporated in Bermuda under registered number 9551 whose registered office is at 7 Reid Street, Suite 400, Hamilton HM11, Bermuda (the “Account Party”);

(6)	AMTRUST FINANCIAL SERVICES, INC., a corporation organised under the laws of Delaware whose registered office is at 251 Little Falls Drive, Wilmington, Delaware 19808 (the “Guarantor”);

(7)	THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT (the “Original Banks”);

(8)	ING BANK N.V., LONDON BRANCH, as Bookrunner;

(9)	ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON BRANCH AND BANK OF MONTREAL, LONDON BRANCH as Mandated Lead Arrangers (the “Lead Arrangers”);

(10)	ING BANK N.V., LONDON BRANCH as Agent;

(11)	ING BANK N.V., LONDON BRANCH as Issuing Bank; and

(12)	ING BANK N.V., LONDON BRANCH as Security Trustee.
WHEREAS

(A)
By a letter of credit facility agreement dated 26 November 2013, as amended and restated from time to time and most recently on 8 November 2017 and further amended on 20 December 2017 (the “Facility Agreement”) and made between the Parties, the Banks agreed to provide a letter of credit facility of up to £455,000,000 to provide Funds at Lloyd’s on behalf of the Corporate Members to support their underwriting at Lloyd’s of London.

(B)
The Parties now wish to amend the Facility Agreement in accordance with the terms of this Agreement in order to: (i) reflect certain proposed changes to the method by which forecast losses are determined under the Agreement, and (ii) exclude Syndicate 44 from the scope of Clause 15.5 of the Facility Agreement.

IT IS AGREED

1.	DEFINITIONS AND INTERPRETATION

1.1	Words and expressions defined in the Facility Agreement have the same meaning in this Agreement unless otherwise defined herein.

1.2	In this Agreement:
“Amendment Effective Date” means the date of this Agreement;
“Amended Facility Agreement” means the Facility Agreement as amended by this Agreement;
“Facility Agreement” has the meaning given in Recital (A) above; and
“Party” means each party to this Agreement.

1.3	The provisions of Clauses 1.2 to 1.9 of the Facility Agreement shall apply to this Agreement as if references therein to “this Agreement” were references to this Agreement.

1.4	From the Amendment Effective Date, any reference in any Finance Document to the Facility Agreement shall be read and construed for all purposes as a reference to the Amended Facility Agreement.

2.	AMENDMENTS TO FACILITY AGREEMENT

2.1	Amendments to Clause 15.5
With effect from the Amendment Effective Date:

(a)	the text contained in the first paragraph of Clause 15.5(a)(i) shall be deleted and replaced with the following wording:
“the projected, in-force and actual loss estimates for each Syndicate (other than Syndicate 44 and Syndicate 2526) in respect of an RDS which falls within the scope of the Whole World AEP shall not, without the written consent of all of the Banks, for any open year of account, exceed:”

(b)	the text contained in the first paragraph of Clause 15.5(a)(ii) shall be deleted and replaced with the following wording:
“the projected, in-force and actual loss estimates for each Syndicate (other than Syndicate 44 and Syndicate 2526) in respect of any other RDS shall not, without the written consent of all of the Banks, for any open year of account, exceed:”

(c)	the text contained in the first paragraph of Clause 15.5(b)(i) shall be deleted and replaced with the following wording:
“the projected, in-force and actual loss estimates for Syndicate 1861 in respect of an RDS which falls within the scope of the Whole World AEP shall not, without the written consent of all of the Banks, for any open year of account, exceed:”; and

(d)	the text contained in the first paragraph of Clause 15.5(b)(ii) shall be deleted and replaced with the following wording:
“the projected, in-force and actual loss estimates for Syndicate 1861 in respect of any other RDS shall not, without the written consent of all of the Banks, for any open year of account, exceed:”

2.2	Amendments to Clause 15.6
With effect from the Amendment Effective Date, the text contained in Clause 15.6 (Forecast Losses) of the Facility Agreement shall be deleted and replaced with the following wording:
“The Account Party shall, and the Guarantor will ensure that the Account Party shall, ensure that:

(a)
the aggregate forecast losses in respect of any one open year of account of Syndicates 1861, 1206, 2526 and 5820, calculated on a combined and consolidated basis, shall not exceed 25 per cent. of the aggregate allocated capacity in respect of such open year of account of such Syndicates, calculated on a combined and consolidated basis, and

(b)	the forecast losses in respect of any one open year of account of Syndicate 44 shall not exceed 25 per cent. of the allocated capacity in respect of such open year of account of Syndicate 44.
This Clause 15.6 shall not apply to Syndicate 2526 pursuant to the waiver granted by the Agent dated 28 March 2017 in respect of that Syndicate.”

3.	REPRESENTATIONS AND WARRANTIES

3.1
Subject to Clause 3.2 of this Agreement, each Obligor represents and warrants that each of the representations and warranties set out in Clauses 13.2 to 13.33 of the Amended Facility Agreement, construed as if references therein to “this Agreement” were references to this Agreement, is true and correct in all material respects (or, to the extent any such representation or warranty is qualified as to “material”, “Material Adverse Change” or similar wording, in all respects) as at the Amendment Effective Date.

3.2
Each Obligor gives each representation and warranty under Clause 3.1 in respect of itself only, and only to the extent that the terms of the relevant clause make the relevant clause applicable in respect of it.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing obligations
The rights and obligations of the Parties under the Facility Agreement and the other Finance Documents shall continue in full force and effect, uninterrupted by the amendment hereunder, save insofar as they are amended hereby. In addition:

(a)
each Obligor that has granted Security pursuant to the Security Documents confirms that the Security created by the relevant Security Documents shall continue to fully secure the obligations of the relevant Obligors under the Finance Documents (including but not limited to the Amended Facility Agreement); and

(b)
the Guarantor confirms that from the Amendment Effective Date the guarantee and indemnity given by it in Clause 12 (Guarantee and Indemnity) of the Facility Agreement will continue in full force and effect and will extend to all Obligations of each other Obligor under the Finance Documents (including but not limited to the Amended Facility Agreement), in each case, notwithstanding the amendment to the Facility Agreement made pursuant to this Agreement.

4.2	Retrospective and prospective effect

The amendments made hereby to the Facility Agreement shall, with effect from the Amendment Effective Date:

(a)
in the case of the amendments to the Facility Agreement set out in Clause 2.2 (Amendments to Clause 15.6), have retrospective effect for the period from and excluding the Amendment Effective Date, to and including the Effective Date of the Facility Agreement; and

(b)	in the case of all of the amendments set out in Clause 2 (Amendments to Facility Agreement), have prospective effect, and the Finance Parties confirm that the Obligors shall not be treated as having been in default of any previous form of wording contained in Clause 15.5 (RDS Maximum Loss) or 15.6 (Forecast Losses) of the Facility Agreement.

4.3	Actions already taken
Any action already taken and any payment already made by a party under the Facility Agreement prior to the Amendment Effective Date shall be treated as having been taken or made notwithstanding the amendment hereby, and shall not be required to be taken or made again by reason of the amendment hereby.

4.4	Further assurance
Each of the parties shall do all acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant hereto.

5.	AMENDMENTS
The parties may agree to further amendments to the Amended Facility Agreement in accordance with the terms thereof without being required to amend or terminate this Agreement.

6.	TRANSFERS
Any transfer or assignment made in accordance with the terms of the Amended Facility Agreement shall have the same effect in relation to the rights and obligations of the parties under this Agreement as it has in relation to their rights and obligations under the Amended Facility Agreement.

7.	INCORPORATION OF TERMS
The provisions of Clauses 18.5 (Indemnity against costs), 33 (Miscellaneous), 36 (Notices) and 37 (Applicable Law and Jurisdiction) of the Facility Agreement shall be incorporated into this Agreement as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

8.	GOVERNING LAW
This Agreement and any contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SIGNATURES TO AMENDMENT AGREEMENT
ACCL

SIGNED for and on behalf of AMTRUST CORPORATE CAPITAL LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACML

SIGNED for and on behalf of AMTRUST CORPORATE MEMBER LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACM2L

SIGNED for and on behalf of AMTRUST CORPORATE MEMBER TWO LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ANV

SIGNED for and on behalf of ANV CORPORATE NAME LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACCOUNT PARTY

SIGNED for and on behalf of AMTRUST INTERNATIONAL INSURANCE, LTD.	/s/ Chris Souter Chris Souter Chief Financial Officer	Signature Print Name Job Title

GUARANTOR

SIGNED for and on behalf of AMTRUST FINANCIAL SERVICES, INC.	/s/ Stephen Ungar Stephen Ungar Secretary	Signature Print Name Job Title

[Signature Page to Second Amendment Agreement]

ORIGINAL BANKS

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

SIGNED for and on behalf of THE BANK OF NOVA SCOTIA, LONDON BRANCH	/s/ David Chu David Chu Director	Signature Print Name Job Title

	/s/ Ralph Booth Ralph Booth Managing Director	Signature Print Name Job Title

SIGNED for and on behalf of BANK OF MONTREAL, LONDON BRANCH	/s/ Tom Woolgar Tom Woolgar Managing Director	Signature Print Name Job Title

	/s/ Bill Smith Bill Smith Managing Director	Signature Print Name Job Title

MANDATED LEAD ARRANGERS

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

SIGNED for and on behalf of THE BANK OF NOVA SCOTIA, LONDON BRANCH	/s/ David Chu David Chu Director	Signature Print Name Job Title

	/s/ Ralph Booth Ralph Booth Managing Director	Signature Print Name Job Title

[Signature Page to Second Amendment Agreement]

SIGNED for and on behalf of BANK OF MONTREAL, LONDON BRANCH	/s/ Tom Woolgar Tom Woolgar Managing Director	Signature Print Name Job Title

	/s/ Bill Smith Bill Smith Managing Director	Signature Print Name Job Title

BOOKRUNNER

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

AGENT

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

ISSUING BANK

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

SECURITY TRUSTEE

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mike Sharman Mike Sharman Managing Director	Signature Print Name Job Title

	/s/ Nick Marchant Nick Marchant Director	Signature Print Name Job Title

[Signature Page to Second Amendment Agreement]